SUPPLEMENT TO PROSPECTUS
                               OF M FUND, INC.

                   THIS SUPPLEMENT IS DATED AS OF JULY 1, 1998.

        The Prospectus (the "Prospectus") of M Fund, Inc. (the "Company") dated May 1, 1998, is hereby amended and supplemented as follows:
            ------------------------------------------------------

                      BRANDES INTERNATIONAL EQUITY FUND
                  (FORMERLY EDINBURGH OVERSEAS EQUITY FUND)

NAME CHANGE

        Effective July 1, 1998, the name of the Edinburgh Overseas Equity Fund was changed, pursuant to a vote of the majority of the Directors of the Company, to Brandes International Equity Fund (the "Brandes Fund"). This change was made in connection with the change in Portfolio Manager of the Brandes Fund described below. References to the Edinburgh Overseas Equity Fund within the Prospectus shall hereinafter be deemed to be references to the Brandes International Equity Fund.

PORTFOLIO MANAGER

        Effective July 1, 1998, Brandes Investment Partners, L.P. ("Brandes") became the Portfolio Manager to the Brandes Fund. Edinburgh Fund Managers plc will no longer be the Portfolio Manager for the Brandes International Equity Fund (formerly the Edinburgh Overseas Equity Fund). Brandes' principal business address is 12750 High Bluff Drive, San Diego, California 92130. Brandes is a limited partnership organized in May 1996 as the successor to an investment advisor which was both founded and registered as an investment adviser with the Securities and Exchange Commission in 1974. As of June 30, 1998, Brandes managed approximately $20 billion in assets. Charles H. Brandes owns a controlling interest in Brandes' general partner.

        The Brandes Fund is team-managed by Brandes' Investment Committee, whose members are senior portfolio management professionals of the firm.

NEW INVESTMENT SUB-ADVISORY AGREEMENT

        A new Investment Sub-Advisory Agreement (the "New Agreement") between M Financial Investment Advisers, Inc. (the "Adviser") and Brandes Investment Partners, L.P. became effective July 1, 1998. The terms of the New Agreement are substantially similar to the terms of the previous Investment Sub-Advisory Agreement with Edinburgh Fund Managers plc, except for the effective date, the name of the adviser and the fund and certain other terms and conditions.

INVESTMENT OBJECTIVES AND POLICIES

        In connection with the assumption by Brandes of the role of Portfolio Manager to the Brandes Fund, the Board of Directors of the Company, at a meeting held on May 22, 1998, approved certain changes to the investment objectives, policies and restrictions of the Brandes Fund. The text that follows supersedes, replaces or adds to the corresponding text in the Prospectus. The following changes became effective on July 1, 1998.

AMENDMENT TO INVESTMENT OBJECTIVES AND POLICIES

BRANDES INTERNATIONAL EQUITY FUND

        The investment objective of the Brandes International Equity Fund is long-term capital appreciation. The Brandes Fund seeks to achieve its objective by investing principally in equity securities of foreign issuers. No assurance can be given that the Brandes Fund will achieve its investment objective.

        The Fund will normally invest at least 65% of its total assets in equity securities of foreign issuers with market capitalizations greater than $1 billion. The Fund will not invest more than 5% of its total assets at the time of purchase in small capitalization companies, i.e., those with market capitalizations of $1 billion or less.

        Under normal circumstances, the Fund will invest at least 65% of its total assets at the time of purchase in equity securities of issuers located in at least three countries other than the United States. Countries in which the Fund may invest include, but are not limited to, the nations of Western Europe, North and South America, Australia, Africa and Asia. With respect to investments in any particular country or industry, the Fund may invest up to the greater of either (a) 20% of total Fund assets at the time of purchase, or
(b) 150% of the weighting of such country or industry as represented in the Morgan Stanley Capital International Europe, Far East ("MSCI EAFE") Index at the time of purchase; but in no event may the Fund invest more than 25% of its total assets, calculated at the time of purchase, in any one industry (other than U.S. Government securities). No more than 20% of the value of the Fund's total assets, measured at the time of purchase, may be invested in securities of companies located in countries with emerging securities markets.

        Equity securities include common stocks, preferred stocks and securities convertible into common stocks. It is anticipated that securities generally will be purchased in the form of common stock, American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs"). ADRs, EDRs and GDRs, which may be sponsored or unsponsored, are receipts typically issued by a bank or trust company evidencing ownership of the underlying foreign securities. The issuers of securities underlying unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information to the holders of such securities and, accordingly, there may not be a correlation between such information and the market value of the Depositary Receipts.

        In seeking out foreign securities for purchase, Brandes does not attempt to match the security allocations of foreign stock market indices. Therefore, the Fund's country weightings may differ significantly from country weightings found in published foreign stock indices. For example, Brandes may choose not to invest the Fund's assets in a country whose stock market, at any given time, may comprise a large portion of a published foreign stock market index. At the same time, Brandes may invest the Fund's assets in countries whose representation in such an index may be small or non-existent. Brandes selects stocks for the Fund based on their individual merits and not necessarily on their geographic locations.

        Brandes is committed to the use of the Graham and Dodd Value Investing approach as introduced in the classic book Security Analysis. Utilizing this philosophy, Brandes views stocks as parts of businesses which are for sale.
It seeks to purchase a diversified group of these businesses at prices its research indicates are well below their true long-term, or intrinsic, value. By purchasing stocks whose current prices are believed to be considerably below their intrinsic value, Brandes believes it can buy not only a possible margin of safety against price declines, but also an attractive opportunity for profit over the business cycle.

         ------------------------------------------------------------

INVESTMENT METHODS AND RISKS

FOREIGN INVESTMENTS

        The Brandes Fund may from time to time invest a substantial portion of the total value of its assets in securities of issuers located in particular countries and/or associated with particular industries. During such periods, the Fund may be more susceptible to risks associated with a single economic, political or regulatory occurrence than more diversified portfolios.

SHORT-TERM INVESTMENTS

        At times the Brandes Fund may invest in short-term cash equivalent securities either for temporary, defensive purposes or as part of its overall investment strategy. These securities consist of high quality debt obligations maturing in one year or less from the date of purchase, such as U.S. Government securities, certificates of deposit, bankers' acceptances and commercial paper. High quality means the obligations have been rated at least A-1 by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investor's Service, Inc. ("Moody's"), have an outstanding issue of debt securities rated at least AA by S&P or Aa by Moody's, or are of comparable quality in the opinion of Brandes.

REPURCHASE AGREEMENTS

        Short-term investments also include repurchase agreements with respect to the high quality debt obligations listed above. A repurchase agreement is a transaction in which the Brandes Fund purchases a security and, at the same time, the seller (normally a commercial bank or broker-dealer) agrees to repurchase the same security (and/or a security substituted for it under the repurchase agreement) at an agreed-upon price and date in the future. The resale price is in excess of the purchase price, as it reflects an agreed-upon market interest rate effective for the period of time during which the Fund holds the securities. The purchaser maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement is required to provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

        The majority of these transactions run from day to day and not more than seven days from the original purchase. The Fund's risk is limited to the ability of the seller to pay the agreed-upon sum on the delivery date; in the event of bankruptcy or default by the seller, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. The securities will be marked to market every business day so that their value is at least equal to the amount due from the seller, including accrued interest. Brandes will also consider the credit-worthiness of any bank or broker-dealer involved in repurchase agreements under procedures adopted by the Company's Board of Directors.

U.S. GOVERNMENT SECURITIES

        The Fund may invest in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government securities include direct obligations issued by the United States Treasury, such as Treasury Bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Home Loan Banks, the Federal National Mortgage Association, and the Student Loan Marketing Association. Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury, others by discretionary authority of the U.S. Government to purchase the agencies' obligations, while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the vent the agency or instrumentality does not meet its commitment.

WHEN-ISSUED SECURITIES

        The Brandes Fund may purchase securities on a when-issued or delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed-delivery transactions occur when securities are bought with payment for and delivery of the securities scheduled to take place at a future time, beyond normal settlement dates, generally from 15 to 45 days after the transaction. No interest accrues to the purchaser during the period before delivery. There is a risk in these transactions that the value of the securities at settlement may be more or less than the agreed upon price, or that the party with which the Fund enters into such a transaction may not perform its commitment. The Fund will segregate liquid assets, such as cash, U.S. Government securities and other liquid securities in an amount sufficient to meet its payment obligations with respect to these transactions.

OPTIONS

        The Brandes Fund may write (sell) covered call options on individual securities and on stock indices and engage in related closing transactions.
A covered call option on a security is an agreement by the Fund, in exchange for a premium, to sell a particular portfolio security if the option is exercised at a specified price before a set date. An option on a stock index gives the option holder the right to receive, upon exercising the option, a cash settlement amount based on the difference between the exercise price and the value of the underlying stock index. Risks associated with writing covered options include the possible inability to effect closing transactions at favorable prices and a limit on the appreciation of the securities set aside for settlement. The Fund may also purchase call options in closing transactions, to terminate option positions written by the Fund. There is no assurance of liquidity in the secondary market for purposes of closing out covered call option positions.

        The Fund may purchase put and call options with respect to securities which are eligible for purchase by the Fund and with respect to various stock indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities the Fund intends to buy. A put option on a security is an agreement by the writer of the option, in exchange for a premium, to purchase the security from the Fund, if the option is exercised, at a specified price before a set date.

        Special risks are associated with the use of options. There can be no guarantee of a correlation between price movements in the option and in the underlying securities or index. A lack of correlation could result in a loss on both the Fund's portfolio holdings and the option so that the Fund's return might have been better had the option not been purchased or sold. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out an option position. The Fund may purchase a put or call option only if the value of its premium, when aggregated with the premiums on all other options held by the Fund, does not exceed 5% of the Fund's total assets at the time of purchase.

STOCK INDEX FUTURES

        The Brandes Fund may buy and sell stock index futures contracts for bona fide hedging purposes, e.g., in order to hedge against changes in prices of the Fund's securities. No more than 25% of the Fund's total assets at the time of any such transaction will be hedged with stock index futures contracts.

        A stock index futures contract is an agreement pursuant to which one party agrees to deliver to the other an amount of cash equal to a specific amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made, but profits and losses resulting from changes in the market value of the contract are credited or debited at the close of each trading day to the accounts of the parties to the contract. If Brandes expects general stock market prices to rise, it might purchase a stock index futures contract as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index did rise, the price of the equity securities intended to be purchased might also increase, but that increase would be offset in part by the increase in the value of the Fund's futures contract resulting from the increase in the index. On the other hand, if Brandes expects general stock market prices to decline, it might sell a futures contract on the index. If that index did in fact decline, the value of some or all of the equity securities held by the Fund might also be expected to decline, but that decrease would be offset in part by the increase in the value of the futures contract.

        There is no assurance that it will be possible at any particular time to close a futures position. In the event that the Fund could not close a futures position and the value of the position declined, the Fund would be required to continue to make daily cash payments to the other party to the contract to offset the decline in value of the position. There can be no assurance that hedging transactions will be successful, as there may be an imperfect correlation between movements in the prices of the futures contracts and of the securities being hedged, or price distortions due to market conditions in the futures markets. Successful use of futures contracts is subject to Brandes's ability to predict correctly movements in the direction of interest rates, market prices and other factors affecting the value of securities.

RESTRICTED AND ILLIQUID SECURITIES

        The Brandes Fund may invest up to 5% of its net assets at the time of purchase in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities which may be subject to legal restrictions on resale (so-called "restricted securities") other than Rule 144A securities noted below; (iii) repurchase agreements having more than seven days to maturity; and (iv) fixed time deposits subject to withdrawal penalties (other than those with a term of less than seven days). Illiquid securities do not include those which meet the requirements of Securities
Act Rule 144A and which the Directors have determined to be liquid based on the applicable trading markets.

PERFORMANCE INFORMATION

PRIVATE ACCOUNT PERFORMANCE INFORMATION

        Effective July 1, 1998, the private account performance of the Edinburgh Fund Managers / Edinburgh Foreign Equity Composite information, shown on page 17 of the Prospectus, should be disregarded.

       ----------------------------------------------------------------

                                 GENERAL

CHANGE OF PORTFOLIO MANAGERS

        M Fund, Inc. and M Financial Investment Advisers, Inc. (the "Adviser") have received an exemptive order from the Securities and Exchange Commission, that permits the Adviser, with the approval of the Company's Board of Directors, to retain a different Portfolio Manager for a Fund without submitting the investment sub-advisory agreement to a vote of the Fund's shareholders.

        Pursuant to the terms and conditions of the exemptive order, the Adviser manages the assets of each of the Funds using a "manager of managers" approach under which it retains sub-advisers and may, in its discretion, allocate each Fund's assets among one or more "specialist" sub-advisers.
The Adviser selects sub-advisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. While superior performance is the ultimate goal, short-term performance by itself will not be a significant factor in selecting or terminating sub-advisers, and the Adviser does not anticipate frequent changes in sub-advisers. Criteria for employment of sub-advisers will include, but will not be limited to, proven discipline and thoroughness in pursuit of stated investment objectives, consistently above-average performance, an ability to conserve values in down markets, and a high level of service and responsibility to clients.

        The Adviser monitors the performance of each sub-adviser and of each Fund's portfolio and, to the extent that it considers it appropriate to achieve a Fund's investment objective(s) recommends to the Company's Board of Directors that the Company employ or terminate particular sub-advisers and, if more than one sub-adviser is retained to manage a Fund, may reallocate portfolio assets among the sub-advisers for a Fund. In the event that the Company's Board of Directors replaces a sub-adviser or retains additional sub-advisers, the Company will send to each investor information about such new sub-adviser(s).

                              SUPPLEMENT TO
                   STATEMENT OF ADDITIONAL INFORMATION
                             OF M FUND, INC.

                THIS SUPPLEMENT IS DATED AS OF JULY 1, 1998.

        The Statement of Additional Information (the "SAI") of M Fund, Inc. (the "Company") dated May 1, 1998, is hereby amended and supplemented as follows:
      -----------------------------------------------------------------

                      BRANDES INTERNATIONAL EQUITY FUND
                  (FORMERLY EDINBURGH OVERSEAS EQUITY FUND)

NAME CHANGE

        Effective July 1, 1998, the name of the Edinburgh Overseas Equity Fund was changed, pursuant to a vote of the majority of the Directors of the Company, to Brandes International Equity Fund (the "Brandes Fund"). This change was made in connection with the change in Portfolio Manager of the Brandes Fund described below. References to the Edinburgh Overseas Equity Fund within the SAI shall hereinafter be deemed to be references to the Brandes International Equity Fund.

PORTFOLIO MANAGER

        Effective July 1, 1998, Brandes Investment Partners, L.P. ("Brandes") became the Portfolio Manager to the Brandes Fund. Edinburgh Fund Managers plc will no longer be the Portfolio Manager for the Brandes International Equity Fund (formerly the Edinburgh Overseas Equity Fund). Brandes' principal business address is 12750 High Bluff Drive, San Diego, California 92130. Brandes is a limited partnership organized in May 1996 as the successor to an investment advisor which was both founded and registered as an investment adviser with the Securities and Exchange Commission in 1974. As of June 30, 1998, Brandes managed approximately $20 billion in assets. Charles H. Brandes owns a controlling interest in Brandes' general partner.

        The Brandes Fund is team-managed by Brandes' Investment Committee, whose members are senior portfolio management professionals of the firm.

NEW INVESTMENT SUB-ADVISORY AGREEMENT

        A new Investment Sub-Advisory Agreement (the "New Agreement") between M Financial Investment Advisers, Inc. (the "Adviser") and Brandes Investment Partners, L.P. ("Brandes") became effective July 1, 1998. The terms of the New Agreement are substantially similar to the terms of the previous Investment Sub-Advisory Agreement with Edinburgh Fund Managers plc, except for the effective date, the name of the adviser and the fund and certain other terms and conditions.

SPECIAL INVESTMENT METHODS AND RISKS

FOREIGN SECURITIES

        The U.S. Government has, from time to time, imposed restrictions, through taxation or otherwise, on foreign investments by U.S. entities such as the Fund. If such restrictions should be reinstituted, the Board of Directors of the Company would consider alternative arrangements, including reevaluation of the Brandes Fund's investment objective and policies. However, the Fund would adopt any revised investment objective and fundamental policies only after approval by the holders of a "majority of the outstanding voting securities" of the Fund, which is defined in the Investment Company Act of 1940 (the "1940 Act") to mean the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

        Investments in foreign securities involve certain inherent risks. Individual foreign economies may differ from the U.S. economy in such aspects as growth of gross national product, rate of inflation, capital reinvestment, source self-sufficiency, diversification and balance of payments position.
The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of property or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent on international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation, or other adverse developments affecting these trading partners, could have a significant adverse effect on the securities markets of such countries.

        Because most of the securities in which the Fund invests are denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets which are denominated in that currency. Such changes will also affect the Fund's income. The values of the Fund's assets may also be affected significantly by currency restrictions and exchange control regulations imposed from time to time.

        Foreign securities markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund's portfolio securities may be less liquid and more volatile than U.S. securities. Settlement practices for transactions may differ from those in the United States and may include delays beyond periods customary in the United States. Such differences and potential delays may expose the Fund to increased risk of loss in the event of a failed trade or the insolvency of a foreign broker-dealer.

SMALL CAPITALIZATION COMPANIES

        Small capitalization companies have historically offered greater growth potential than larger ones, but they are often overlooked by investors. However, small capitalization companies often have limited product lines, markets or financial resources and may be dependent on one person or a few key persons for management. The securities of such companies may be subject to more volatile market movements than securities or larger, more established companies, both because the securities typically are traded in lower value and because the issuers typically are more subject to changes in earnings and prospects.

REPURCHASE AGREEMENTS

        Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund intends to enter into repurchase agreements only with banks and dealers believed by Brandes to present minimum credit risks in accordance with guidelines established by the Board of Directors. Brandes will review and monitor the creditworthiness of such institutions under the Board's general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the purchaser would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the purchaser's ability to sell the collateral and the purchaser could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund intends to comply with provisions under such Code that would allow it immediately to resell the collateral.

WHEN-ISSUED SECURITIES

        The Fund may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. Brandes does not believe that the Fund's net asset value or income will be adversely affected by the purchase of securities on a when-issued basis. the Fund will establish a segregated account with the Custodian in which it will maintain cash or liquid assets such as U.S. government securities or other high-grade debt obligations equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

RULE 144A SECURITIES

        As noted in the prospectus, the Fund may invest no more than 5% of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale, are otherwise illiquid or do not have readily available market quotations. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 ("restricted securities"), securities which are otherwise not readily marketable such as over-the-counter, or dealer traded, options, and repurchase agreements having a maturity of more than seven days. Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might not be able to dispose of such securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.

        In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accord with Rule 144A promulgated by the Securities and Exchange Commission, the Directors may determine that such securities, up to a limit of 5% of the Fund's total net assets, are not illiquid notwithstanding their legal or contractual restrictions on resale.

PUT AND CALL OPTIONS

        PURCHASING OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed "strike" price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by selling the option, by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund also may terminate a put option position by closing it out in the secondary market at its current price (i.e., by selling an option of the same series as the option purchased), if a liquid secondary market exists.

        The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

        The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.

        WRITING OPTIONS. When the Fund writes a call option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The Fund may seek to terminate its position in a call option it writes before exercise by closing out the option in the secondary market at its current price (i.e., by buying an option of the same series as the option written). If the secondary market is not liquid for a call option the Fund has written, however, the Fund must continue to be prepared to deliver the underlying instrument in return for the strike price while the option is outstanding, regardless of price changes, and must continue to segregate assets to cover its position. The Fund will establish a segregated account with the Custodian in which it will maintain the security underlying the option written, or securities convertible into that security, or cash or liquid assets such as U.S. Government securities or other high-grade debt obligations equal in value to commitments for options written.

        Writing a call generally is a profitable strategy if the price of the underlying security remains the same or falls. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in the underlying price increases.

        COMBINED POSITIONS. The Fund may purchase and write options in combination with each other to adjust the risk and return characteristics of the overall position. For example, the Fund may write a put option and purchase a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

        CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests.

        Options prices also can diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the security prices the same way. Imperfect correlation also may result from differing levels of demand in the options markets and the securities markets, structural differences in how options are traded, or imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

        LIQUIDITY OF OPTIONS. There is no assurance a liquid secondary market will exist for any particular options contract at any particular time.
Options may have relatively low trading volume and liquidity if their strike prices are not too close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options positions also could be impaired.

        OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options, i.e., options not traded on exchanges ("OTC options"), generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organizations of the exchanges where they are traded. OTC options are considered to be illiquid, since these options generally can be closed out only by negotiation with the other party to the option.

        STOCK INDEX OPTIONS. The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends on movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on an options transaction depends on movements in the level of stock prices generally rather than movements in the price of a particular stock. Accordingly, successful use of options on a stock index will be subject to Brandes' ability to predict correctly movements in the direction of the stock market generally. Index prices may be distorted if trading in certain stocks included in the index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this were to occur, the Fund would not be able to close out positions it holds. It is the policy of the Fund to engage in options transactions only with respect to an index which Brandes believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

FUTURES CONTRACTS

        The Brandes Fund may buy and sell stock index futures contracts. Such a futures contract is an agreement between two parties to buy and sell an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflects changes in the specified index of equity securities on which the future is based.

        There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the index and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of unlimited loss. Further, unanticipated changes in stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures on stock indexes.

        In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

        Finally, positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

        The Fund will engage in futures transactions only as a hedge against the risk of unexpected changes in the values of securities held or intended to be held by the Fund. As a general rule, the Fund will not purchase or sell futures if, immediately thereafter, more than 25% of its net assets would be hedged. In addition, the Fund will not purchase or sell futures or related options if, immediately thereafter, the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's net assets.

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                                  GENERAL

CHANGE OF PORTFOLIO MANAGERS

        M Fund, Inc. and M Financial Investment Advisers, Inc. (the "Adviser") have received an exemptive order from the Securities and Exchange Commission, that permits the Adviser, with the approval of the Company's Board of Directors, to retain a different Portfolio Manager for a Fund without submitting the investment sub-advisory agreement to a vote of the Fund's shareholders.

        Pursuant to the terms and conditions of the exemptive order, the Adviser manages the assets of each of the Funds using a "manager of managers" approach under which it retains sub-advisers and may, in its discretion, allocate each Fund's assets among one or more "specialist" sub-advisers.
The Adviser selects sub-advisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. While superior performance is the ultimate goal, short-term performance by itself will not be a significant factor in selecting or terminating sub-advisers, and the Adviser does not anticipate frequent changes in sub-advisers. Criteria for employment of sub-advisers will include, but will not be limited to, proven discipline and thoroughness in pursuit of stated investment objectives, consistently above-average performance, an ability to conserve values in down markets, and a high level of service and responsibility to clients.

        The Adviser monitors the performance of each sub-adviser and of each Fund's portfolio and, to the extent that it considers it appropriate to achieve a Fund's investment objective(s) recommends to the Company's Board of Directors that the Company employ or terminate particular sub-advisers and, if more than one sub-adviser is retained to manage a Fund, may reallocate portfolio assets among the sub-advisers for a Fund. In the event that the Company's Board of Directors replaces a sub-adviser or retains additional sub-advisers, the Company will send to each investor information about such new sub-adviser(s).